UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

Chicago Bridge & Iron Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-12815	N.A.
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oostduinlaan 75 2596 JJ The Hague The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 31-70-3732010

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 25, 2014, Chicago Bridge & Iron Company N.V. hosted a conference call to discuss 2013 fourth quarter operating results. A copy of the transcript for such conference call is furnished as Exhibit 99.1 and is incorporated by reference herein. A replay of the conference call is available at www.CBI.com/Investor-Relations/Presentations-and-Webcasts.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Transcript for Conference Call on February 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
	By:	Chicago Bridge & Iron Company B.V.
	Its:	Managing Director

Date: March 6, 2014	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Managing Director
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Transcript for Conference Call on February 25, 2014.